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                                                                   EXHIBIT 10.40

                             REIMBURSEMENT AGREEMENT

         This Reimbursement Agreement (this "Agreement") is made and entered into as of the 15th day of February, 1999, by ___________________________ (the
"Executive Officer") in favor of AmerUs Life Holdings, Inc. (the "Company").

         WHEREAS, the Executive Officer has applied for and has obtained a variable rate draw loan from The First National Bank of Chicago (the "Bank) in the original principal amount of up to $_________________ for the purpose of purchasing shares of Class A Common Stock and/or 7.00% Adjustable Conversion-Rate Equity Security Units of the Company under the AmerUs Life Holdings, Inc. Executive Stock Purchase Plan, which loan shall convert to a fixed rate term loan upon the completion of the Executive Officer's purchase of such securities under such Plan (such loan being referred to as the "Executive Officer Loan");

         WHEREAS, in order to induce the Bank to make the Executive Officer Loan, the Company executed and delivered a Facility and Guaranty Agreement of even date herewith by and among the Company and the Bank (the "Company Guaranty"); and

         WHEREAS, in order to induce the Company to execute and deliver the Company Guaranty, the Executive Officer has agreed to execute and deliver this Agreement in favor of the Company, pursuant to which the Executive Officer shall reimburse the Company on demand for all amounts paid by the Company to the Bank pursuant to the Company Guaranty with respect to the Executive Officer Loan;

         NOW, THEREFORE, based on the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive Officer hereby agrees as follows:

         Section 1. Absolute and Unconditional Reimbursement Obligation. The Executive Officer hereby absolutely and unconditionally (a) agrees to reimburse the Company fully and promptly, upon demand, for all amounts paid by the Company to the Bank pursuant to the Company Guaranty with respect to the Executive Officer Loan and (b) agrees to pay any and all expenses incurred by the Company in enforcing its rights under this Agreement, including without limitation reasonable attorneys' fees; provided, however, that the Executive Officer shall have no obligation to reimburse the Company for any Early Payment Fee paid with respect to the Executive Officer Loan if such Early Payment Fee is paid by the Company as a result of the occurrence and continuance of any Program Event of Default other than a Program Event of Default which results from any breach or misrepresentation by the Executive Officer. This Agreement shall be a continuing agreement, and the liability of the Executive Officer hereunder shall be absolute and unconditional, shall be performed strictly in accordance with the terms of this Agreement and shall not be affected, modified or diminished by reason of: (i) any assignment, renewal, modification or extension of the Executive Officer Loan or of the Company Guaranty; (ii) any modification, release or waiver of or change in any of the terms, covenants, conditions or provisions of the Executive Officer Loan or of the Company Guaranty; (iii) any dealings or transactions occurring between the Bank and the Company, whether or not notice thereof is given to the Executive Officer; (iv) any default or failure of the Executive Officer fully

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to perform any of his obligations, covenants or agreements with respect to the
Executive Officer Loan or as set forth in this Agreement; (v) any substitution of a new guaranty for the Company Guaranty; (vi) the invalidity or lack of enforceability of the Executive Officer Loan or the Company Guaranty or any provision of any thereof; or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Executive Officer in respect of the Executive Officer Loan or the Executive Officer in respect of this Agreement.

         This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the principal of or interest on the Executive Officer Loan is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Executive Officer or otherwise, all as though such payment had not been made.

         Section 2. Right to Set-Off. Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), the Company or any subsidiary thereof is authorized at any time and from time to time, to set off and apply any and all amounts owing by the Company or any subsidiary thereof to the Executive Officer (including without limitation base salary, bonuses and performance units) against any and all of the obligations of the Executive Officer now or hereafter existing under this Agreement, irrespective of whether or not the Company or such subsidiary shall have made any demand under this Agreement and although such obligations may be unmatured. The failure by the Company to give notice of a set-off under this provision shall not effect the validity of such set-off and application. The rights of the Company under this
Section 2 are in addition to the other rights and remedies which the Company may have.

         Section 3. Representations and Warranties. The Executive Officer represents and warrants to the Company as follows:

         (a) The Executive Officer has all right and power to enter into this Agreement, perform his or her obligations hereunder and consummate the transactions contemplated hereby.

         (b) This Agreement constitutes a legal, valid and binding obligation of the Executive Officer, enforceable against the Executive Officer in accordance with its terms.

         Section 4. Remedies. All of the Company's rights and remedies under this Agreement are intended to be distinct, separate and cumulative with all other rights and remedies of the Company and no such right or remedy is intended to be to the exclusion of or be a waiver of any other right or remedy.

         Section 5. Amendments and Waivers. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Company and the Executive Officer. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Company, and any such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         Section 6. Waiver of Notice, Etc. The Executive Officer hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any


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requirement that the Company protect, secure, perfect or
insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any person or entity.

         Section 7. Governing Law. This Agreement and the rights and remedies of the Company and the Executive Officer shall be governed by and construed in accordance with the laws of the State of Iowa, without regard to principles of conflicts of law.

         Section 8. Binding Effect. This Agreement shall inure to the benefit of the Company and its successors and assigns and shall be fully binding upon the Executive Officer, his or her heirs, executors and legal or personal representatives.

         Section 9. Term. This Agreement shall remain in full force and effect until all obligations under this Agreement and the Company Guaranty have been fully performed, regardless of any invalidity or unenforceability of any provision of this Agreement or the Company Guaranty.

         Section 10. Events of Default. For purposes of this Agreement, any breach by the Executive Officer of or default by the Executive Officer under this Agreement or any agreement between the Executive Officer and the Bank or any representation or warranty made by the Executive Officer to the Company or to the Bank shall prove to have been incorrect in any material respect when made or the occurrence of any Program Event of Default or Borrower Event of Repayment shall be an "Event of Default" under this Agreement.

         Section 12. Notices. All notices and other communications permitted or required pursuant to this Agreement shall be in writing and shall be deemed given when delivered in person, or when deposited in the United States mail, postage prepaid, as certified mail, return receipt requested, properly addressed to the party for whom intended at the addresses set forth below, or to such other address as either party hereto may designate for itself by notice in accordance herewith to the other:

         The Company:                   AmerUs Life Holdings, Inc.
                                        699 Walnut Street
                                        Des Moines, Iowa  50309
                                        Attention:  Victor N. Daley

         The Executive Officer:         _______________________   [Print Mailing
                                        _______________________     Address]

         Section 13. No Waiver. No delay or omission of the Company to exercise any right, remedy or power shall impair the same or be construed to be a waiver of any Event of Default or any acquiescence therein. No waiver of any Event of Default shall extend to or affect any subsequent Event of Default, nor shall it impair any right, remedy or power available to the Company. No single or partial exercise of any right, remedy or power shall preclude any other or further exercise thereof by the Company.

         Section 14. Severability. Any provision of this Agreement that is legally determined to be unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the unenforceability without invalidating the remaining provisions hereof, but no


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unenforceability in any jurisdiction shall invalidate or render unenforceable the same or any other provision in any other jurisdiction.

         Section 15. Consent to Jurisdiction; Waiver of Jury Trial. The Executive Officer hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Iowa district court sitting in Des Moines, Iowa in any action or proceeding arising out of or relating to this Agreement, and the Executive Officer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States federal or Iowa district court. The Executive Officer irrevocably waives any objection, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which he or she may now or hereafter have to the bringing of any such action or proceeding in any such jurisdictions. The Executive Officer irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Iowa by the delivery of copies of such process to the Executive Officer at the address specified for notices to be given to the Executive Officer set forth in Section 12 hereof or by certified mail directed to such address. The Executive Officer irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

         Section 16. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed thereto in the Company Guaranty.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Executive Officer as of the day and year first above written.


                                  ______________________________________________
                                  Signature of Executive Officer
                                  Printed Name: ________________________________


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